                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) - May 5, 2006

                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-20388                  36-3795742
(State of other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                800 East Northwest Highway, Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
     YEAR

     On May 5, 2006, Littelfuse, Inc. (the "Company") amended its Bylaws to reduce the number of directors from seven to six. On May 11, 2006, the Company filed a Current Report on Form 8-K to report the amendment to the Bylaws but inadvertently omitted attaching the Bylaws as amended as an exhibit thereto. Accordingly, the Bylaws as amended are attached as Exhibit 3(II) hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
  3(II)   Littelfuse, Inc. Bylaws, as amended to date

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LITTELFUSE, INC.


Date: May 25, 2006                      By: /s/ Philip G. Franklin
                                            ------------------------------------
                                            Philip G. Franklin
                                            Vice President, Operations
                                            Support and Chief Financial Officer


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